WAFERGEN, BIO-SYSTEMS, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

As of March 31, 2007
and
For the Three Months Ended March 31, 2007 and the Year Ended December 31, 2006

WaferGen Bio-systems, Inc.
Pro Forma Unaudited Financial Statements
As of March 31, 2007
and
For the Three Months Ended March 31, 2007 and the Year Ended December 31, 2006

The following unaudited pro forma consolidated financial statements (“pro forma statements”) give effect to the reverse acquisition of WaferGen, Inc. by WaferGen Bio-systems, Inc. and are based on the estimates and assumptions set forth herein and in the notes to such pro forma statements.

In May 2007, WaferGen Bio-systems, Inc. (formerly La Burbuja Café, Inc.) (the “Pubco”), WaferGen Acquisition Corp. (the “Acquisition Subsidiary”), and WaferGen, Inc. (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Agreement”).

The Agreement provides for a merger of the Acquisition Subsidiary with and into the Company, with the Company remaining as the surviving entity after the merger (the “Merger”), whereby the stockholders of the Company will receive common stock of the Pubco in exchange for their common stock of the Company.

Simultaneously with the closing of the Merger, the Pubco shall complete a private placement of up to 8,000,000 units of securities of the Pubco, with the right, in its discretion, to sell an additional 1,600,000 units (the “Private Placement Offering”), at the purchase price of $1.50 per unit (the “PPO Price”), each unit consisting of one share of the Pubco’s common stock and a five year warrant to purchase three-tenths of a share of the Pubco’s common stock for an exercise price of $2.25 per whole share.

Contemporaneously with the closing of the Merger, the Pubco shall transfer all of its operating assets and liabilities to its wholly-owned subsidiary (“Leaseco”) and divested itself of Leaseco through the sale of all of the outstanding capital stock of Leaseco (the “Split-Off”) upon the terms and conditions of a split-off agreement.

The transaction is being accounted for as a reverse acquisition and a recapitalization. WaferGen, Inc. is the acquirer for accounting purposes.

The following unaudited pro forma financial information gives effect to the above. The unaudited pro forma financial information was prepared from (1)WaferGen Bio-systems, Inc.’s unaudited historical financial statements included in WaferGen Bio-systems, Inc.’s Form 10-QSB for the period ended December 31, 2006 (2) WaferGen Bio-system, Inc.’s unaudited historical financial statements included in WaferGen Bio-system, Inc.’s 10-QSB for the period ended March 31, 2007, (3) WaferGen, Inc.'s audited historical financial statements for the year ended December 31, 2006, and (4) WaferGen, Inc.’s unaudited historical financial statements for the three months ended March 31, 2007.

The unaudited pro forma consolidated balance sheet at March 31, 2007 assumes the effects of the above took place as of March 31, 2007.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 combines the historical statements of operations of WaferGen Bio-systems, Inc. for the period ended December 31, 2006 and of WaferGen, Inc. for the year ended December 31, 2006. The unaudited pro forma consolidated statement of operations for the period ended March 31, 2007 combines the historical statements of operations of WaferGen Bio-systems, Inc. for the three months ended March 31, 2007 and of WaferGen, Inc. for the three months ended March 31, 2007. The unaudited pro forma consolidated statements of operations assume that the effects of the above took place as of January 1, 2006.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been consummated at the dates indicated, nor is it necessarily indicative of the future operating results or financial position of the consolidated companies.

Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2007
	Historical
	WaferGen
	Bio-systems,	WaferGen,	Adjustments
	Inc.	Inc.	(1)	(2)	(3)	Consolidated

Assets

Current assets:
Cash	$—	$258,339	$9,000,000	$—	$—	$9,258,339
Accounts receivable	—	83,185	—	—	—	83,185
Inventories	—	27,630	—	—	—	27,630
Prepaid expenses and other current assets	—	7,545	—	—	—	7,545

Total current assets	—	376,699	9,000,000	—	—	9,376,699

Property and equipment, net	—	44,663	—	—	—	44,663

Other assets	—	2,570	—	—	—	2,570

Total Assets	$—	$423,932	$9,000,000	$—	$—	$9,423,932

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$51,084	$790,044	$—	$(51,084)	$—	$790,044
Accrued liabilities	—	8,763	—	—	—	8,763
Accrued payroll	—	236,289	—	—	—	236,289
Accrued vacation	—	33,973	—	—	—	33,973
Notes payable	—	517,105	—	—	—	517,105

Total current liabilities	51,084	1,586,174	—	(51,084)	—	1,586,174

Commitments and contingencies	—	—	—	—	—	—

Series B preferred stock	—	1,695,141	—	—	(1,695,141)	—

Stockholders’ equity (deficit):
Series A preferred stock	—	639	—	—	(639)	—
Common stock	11,278	678	7,178	(4,278)	7,537	22,393
Additional paid-in capital	26,100	4,521,273	8,992,822	55,362	1,599,781	15,795,338
Unearned compensation	—	(424,813)	—	—	—	(424,813)
Accumulated deficit	(88,462)	(6,955,160)	—	—	88,462	(6,955,160)

Total stockholders’ equity (deficit)	(51,084)	(2,857,383)	9,000,000	51,084	1,695,141	7,837,758

Total liabilities and stockholders’ equity (deficit)	$—	$423,932	$9,000,000	$—	$—	$9,423,932

Unaudited Pro Forma Consolidated Statement of Operations
For the three Months Ended March 31, 2007
	Historical
	WaferGen
	Bio-systems,	WaferGen,	Adjustments
	Inc.	Inc.	(1)	(2)	(3)	Consolidated

Revenues	$—	$60,460	$—	$—	$—	$60,460

Cost of revenues and expenses	59,807	998,375	—	(59,807)	—	998,375

Operating loss	(59,807)	(937,915)	—	59,807	—	(937,915)

Interest expense	—	42,801	—	—	—	42,801

Net loss before income taxes	(59,807)	(980,716)	—	59,807	—	(980,716)

Provision for income taxes	—	—	—	—	—	—

Pro forma net loss	(59,807)	(980,716)	—	59,807		(980,716)

Accretion on Series B Preferred Stock	—	(31,199)	—	31,199	—	—

Pro forma net loss applicable to common stockholders	$(59,807)	$(1,011,915)	$—	$91,006	$—	$(980,716)

Pro forma basic and diluted net loss per share						$(0.04)

Number of shares used in computing pro forma basic and diluted net loss per share	11,277,780	6,775,000	7,178,447	(2,838,254)	—	22,392,973

Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2006
	Historical
	WaferGen
	Bio-systems,	WaferGen,	Adjustments
	Inc.	Inc.	(1)	(2)	(3)	Consolidated

Revenues	$—	$50,495	$—	$—	$—	$50,495

Cost of revenues and expenses	20,277	2,736,946	—	(20,277)	—	2,736,946

Operating loss	(20,277)	(2,686,451)	—	20,277	—	(2,686,451)

Interest expense	—	—	—	—	—	—

Net loss before income taxes	(20,277)	(2,686,451)	—	20,277	—	(2,686,451)

Provision for income taxes	—	—	—	—	—	—

Pro forma net loss	(20,277)	(2,686,451)		20,277		(2,686,451)

Accretion on Series B Preferred Stock	—	(104,000)	—	104,000	—	—

Pro forma net loss applicable to common stockholders	$(20,277)	$(2,790,451)	$—	$124,277	$—	$(2,686,451)

Pro forma basic and diluted net loss per share						$(0.12)

Number of shares used in computing basic and diluted net loss per share	11,277,780	6,475,000	7,178,447	(2,916,245)	—	22,014,982

Notes to Unaudited Pro Forma Consolidated Financial Statements

1. Accounting Treatment Applied as a Result of this Merger

The transaction is being accounted for as a reverse acquisition and recapitalization. WaferGen, Inc. is the acquirer for accounting purposes. WaferGen Bio-systems, Inc. is the issuer. The historical financial statements for periods prior to the acquisition become those of the acquirer. In a recapitalization, historical stockholders' equity (deficit) of the acquirer prior to the merger is retroactively restated for the equivalent number of shares received in the merger after giving effect to any difference in par value of the issuer's and acquirer's stock with an offset to additional paid-in capital. Accumulated deficit of the acquirer is carried forward after the acquisition. Operations prior to the merger are those of the acquirer. Earnings per share for the periods prior to the merger are restated to reflect the equivalent number of shares outstanding.

2. Adjustments

(1)
To record the sale of 7,178,447 units, consisting of one share of the Pubco’s common stock and a warrant to purchase three-tenths of a share of the Pubco’s common stock for $2.25, at a purchase price of $1.50 per unit, as described in the Confidential Private Placement Memorandum dated April 11, 2007, less an estimated $1,767,671 in offering fees and expenses.

(2)	To reflect the Split-Off Agreement.

(3)	To reflect the revised amounts for preferred stock, common stock, additional paid-in capital, and accumulated deficit subsequent to the reverse merger.